SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2006



                                   CHARTERMAC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13237                                          13-3949418
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On May 10, 2006, CharterMac (the "Company") (NYSE: CHC) released a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).  Financial Statements
      --------------------


Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------


Not Applicable

(c).  Exhibits
      --------


99.1 Press Release dated May 10, 2006, "CharterMac Reports First Quarter Financial Results For 2006".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    CharterMac
                                                    (Registrant)

                                                    BY:  /s/ Marc D. Schnitzer
                                                         ---------------------
                                                         Marc D. Schnitzer
                                                         Chief Executive Officer


May 10, 2006

AT THE COMPANY
Brenda Abuaf, Director of Shareholder Services
(800) 831-4826



           CHARTERMAC REPORTS FIRST QUARTER FINANCIAL RESULTS FOR 2006



NEW YORK, NY - MAY 10, 2006 - CharterMac (the "Company") (NYSE: CHC) today announced financial results for the first quarter ended March 31, 2006.

"During the first quarter, our mortgage banking business had strong results and we made meaningful progress on our new business initiatives," stated Marc D. Schnitzer, Chief Executive Officer and President of CharterMac. "Although origination volume across our business lines is typically slowest in the first quarter, we have built a solid pipeline to meet our reported production goals for the remainder of 2006. Due to the seasonality associated with our business, our earnings and cash available for distribution per share are not earned ratably throughout the year. Therefore, while our payout ratio is above 100% this quarter, we are comfortable that our annual dividend will continue to have adequate coverage."

FINANCIAL HIGHLIGHTS

CharterMac reported total revenues of approximately $71.1 million for the three months ended March 31, 2006. Adjusted to exclude the impact of consolidated partnerships, as discussed on the third page of this press release, total revenues were approximately $75.5 million, which represents an increase of 23.7% as compared to similarly adjusted revenues of approximately $61.0 million for the three months ended March 31, 2005.

For the three months ended March 31, 2006, CharterMac earned net income of approximately $14.7 million, representing a decrease of 0.9% as compared to approximately $14.8 million for the three months ended March 31, 2005. On a diluted per share basis, net income was $0.23 for the three months ended March 31, 2006, representing a decrease of 8.0% as compared to $0.25 for the three months ended March 31, 2005. While the higher level of revenues and an increase in non-cash gains generated in our mortgage banking business contributed to higher pre-tax earnings, net income declined due to the decreased income tax benefit recognized. The decline in the recognized tax benefits pertains to the Company's deferred tax assets, the benefits related to which will not be recognized until collection is reasonably assured. Net income per share was also impacted by dividend requirements for a new class of preferred shares issued in 2005.

For the three months  ended March 31,  2006,  CharterMac's  Cash  Available  for
Distribution ("CAD"), the Company's primary performance measure, was approximately $15.3 million, representing a decrease of 5.5% as compared to approximately $16.1 million for the three months ended March 31, 2005. On a diluted per share basis, CAD was $0.26 for the three months ended March 31, 2006, representing a decrease of 7.1% as compared to $0.28 for the three months ended March 31, 2005. The Company's CAD results were impacted primarily by the timing of receipt of fund sponsorship fees, higher interest expense and the preferred dividend requirements noted above.


CharterMac's present quarterly dividend on an annualized basis is $1.68 per share, which represents an 8.8% yield based upon the $19.05 per share closing price on May 9, 2006.

The following is a summary of the production volume for each of CharterMac's business lines in the first quarter of 2006:

MORTGAGE BANKING

During the three months ended March 31, 2006, the Company's subsidiary, CharterMac Mortgage Capital, originated approximately $281.2 million of loans for Fannie Mae, Freddie Mac and several Wall Street conduit firms. As of March 31, 2006, CharterMac Mortgage Capital serviced a loan portfolio of approximately $8.9 billion.

FUND MANAGEMENT

During the first quarter of 2006, CharterMac's subsidiary, CharterMac Capital raised approximately $60.9 million of equity for investments in tax credit properties throughout the United States. Of the $60.9 million, $57.4 million was raised through credit intermediated funds in which the investors receive a specified rate of return. In addition, during the three months ended March 31, 2006, CharterMac Capital, on behalf of investment funds, made equity investments in tax credit properties totaling $120.5 million.

PORTFOLIO INVESTING

During the three months ended March 31, 2006, CharterMac acquired mortgage revenue bonds totaling approximately $40.5 million in par value, secured by affordable multifamily properties aggregating 814 units.

As of March 31, 2006, CharterMac had ownership interests in mortgage revenue bonds with a fair value of approximately $2.5 billion, secured by 52,103 multifamily units in 30 states and the District of Columbia. As of that date, the mortgage revenue bond portfolio had a weighted average interest rate of 6.6%, a weighted average maturity of 35 years, and a weighted average pre-payment lockout of 12 years.

SHARE REPURCHASE PLAN

Subsequent to the quarter end, CharterMac repurchased 7,200 of the Company's common shares for approximately $137,000. The repurchases were made in the open market and are pursuant to the Company's previously announced share repurchase plan.

CONSOLIDATED PARTNERSHIPS

As previously reported, CharterMac's earnings results include the results of partnerships consolidated pursuant to FASB Interpretation 46R, as well as other partnerships we control, but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today to review the Company's financial results for the period ended March 31, 2006. The conference call is at 10:00 a.m. Eastern Time. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 475-3716. A webcast of the presentation will be available live and can be accessed through the Company's website, http://www.chartermac.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Sunday, May 14, 2006, at (888) 203-1112 (Passcode 7768184) or on our website, through Wednesday, May 24, 2006.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the CharterMac website at www.chartermac.com.

ABOUT THE COMPANY

CharterMac,   through  its   subsidiaries,   is  one  of  the  nation's  leading
full-service real estate finance companies, with a strong core focus on the multifamily industry. CharterMac offers capital solutions to developers and owners of multifamily and commercial real estate throughout the country and quality investment products to institutional and retail investors. For more information, please visit CharterMac's website at http://www.chartermac.com or contact the Investor Relations Department directly at 800-831-4826.

                           CHARTERMAC AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                             ========================
                                                              March 31,   December 31,
                                                                2006          2005
                                                             ----------   -----------
                                                             (Unaudited)
Revenue bonds - at fair value                                $2,310,468    $2,294,787
                                                             ----------    ----------
Net addition to assets from consolidation of partnerships    $3,415,621    $3,365,685
                                                             ----------    ----------
Total assets                                                 $6,973,510    $6,978,828
                                                             ----------    ----------

Liabilities:
  Financing arrangements                                     $1,521,959    $1,429,692
                                                             ----------    ----------
  Preferred shares of subsidiary (subject to mandatory
      repurchase)                                            $  273,500    $  273,500
                                                             ----------    ----------
  Notes payable                                              $  200,325    $  304,888
                                                             ----------    ----------
  Liabilities of consolidated partnerships                   $1,528,615    $1,627,556
                                                             ----------    ----------

Total liabilities                                            $3,689,125    $3,814,911
                                                             ----------    ----------

Minority interests in subsidiaries                           $  258,999    $  262,274
                                                             ----------    ----------
Preferred shares of subsidiary (not subject to mandatory
       repurchase)                                           $  104,000    $  104,000
                                                             ----------    ----------
Partners' interests in consolidated partnerships             $1,895,395    $1,747,808
                                                             ----------    ----------

Total shareholders' equity                                   $1,025,991    $1,049,835
                                                             ----------    ----------


                                                     ===============================================================================
                                                                                   Three Months Ended
                                                                                       March 31,
                                                     -------------------------------------------------------------------------------
                                                                      2006                                     2005
                                                     --------------------------------------    -------------------------------------
                                                                                        (Unaudited)
                                                         As                         As            As                        As
                                                      Reported  Adjustments(1)  Adjusted(1)    Reported  Adjustments(1)  Adjusted(1)
                                                      --------  --------------  -----------    --------  --------------  -----------

Total revenues                                        $ 71,098     $ 4,408       $ 75,506      $ 57,946    $ 3,088       $ 61,034

Interest expense                                       (21,831)         --        (21,831)      (15,305)        --        (15,305)
General and administrative                             (31,768)         --        (31,768)      (26,212)        --        (26,212)
Depreciation and amortization                           (8,913)         --         (8,913)       (7,696)        --         (7,696)
Expenses and equity losses of consolidated
    partnerships                                       (84,376)     84,376             --       (67,875)    67,875             --
Equity and other income                                    752          (3)           749           524         --            524
Gain on sale of loans and repayment of revenue
    bonds                                                5,430          --          5,430         1,696         --          1,696

Income allocated to preferred shareholders
    and minority interests                              (7,435)         --         (7,435)       (7,621)        --         (7,621)
Loss allocated to partners of consolidated
    partnerships                                        88,781     (88,781)            --        70,963    (70,963)            --
                                                      --------     -------       --------      --------    -------       --------

Income before income taxes                              11,738          --         11,738         6,420         --          6,420

Income tax benefit                                       2,919          --          2,919         8,365         --          8,365
                                                      --------     -------       --------      --------    -------       --------

Net income                                            $ 14,657     $    --       $ 14,657      $ 14,785    $    --       $ 14,785
                                                                   =======       ========      ========    =======       ========
    4.4% CRA Preferred dividend requirements            (1,188)         --         (1,188)           --         --             --
                                                      --------     -------       --------      --------    -------       --------
Net income available to shareholders                  $ 13,469     $    --       $ 13,469      $ 14,785    $    --       $ 14,785
                                                      ========     =======       ========      ========    =======       ========

Net income per share:
            Basic                                     $   0.23     $    --       $   0.23      $   0.26    $    --       $   0.26
                                                      ========     =======       ========      ========    =======       ========
            Diluted                                   $   0.23     $    --       $   0.23      $   0.25    $    --       $   0.25
                                                      ========     =======       ========      ========    =======       ========

Weighted average shares outstanding:
            Basic                                       58,578          --         58,578        57,821         --         57,821
                                                      ========     =======       ========      ========    =======       ========
            Diluted                                     58,895          --         58,895        58,236         --         58,236
                                                      ========     =======       ========      ========    =======       ========


   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)
                                 (In thousands)


                                                           ======================
                                                             Three Months Ended
                                                                  March 31,
                                                           ----------------------
                                                             2006          2005
                                                           ----------------------
                                                                 (Unaudited)
Net Income                                                 $ 14,657      $ 14,785
4.4% CRA Preferred dividends                                 (1,188)           --
Mortgage revenue bond yield adjustments                         163          (490)
Fees deferred for GAAP                                         (837)        4,430
Depreciation and amortization expense                         8,913         7,696
Gain on sale of loans                                        (4,623)       (1,637)
Tax adjustment                                                   32        (8,365)
Non-cash compensation                                         2,035         1,958
Difference between subsidiary equity distributions and
    income allocated to subsidiary equity holders            (3,025)       (2,575)
Other, net                                                     (872)          335
                                                           --------      --------
CAD                                                        $ 15,255      $ 16,137
                                                           ========      ========


(1) As previously reported, CharterMac's earnings results include the results of partnerships consolidated pursuant to FASB Interpretation 46R, as well as other partnerships we control, but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) CharterMac believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company that it is the performance measure used by our chief decision-maker to allocate resources among our segments. CAD represents net income (computed in accordance with GAAP), adjusted for:

     o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit enhancement fees.
     o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
     o    Depreciation and amortization.
     o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
     o    Losses on sales of loans or repayment of revenue bonds.
     o    Impairment losses.
     o The portion of tax benefit or provision that is not expected to be realized in cash.
     o    Non-cash compensation expenses.
     o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CHARTERMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FORWARD-LOOKING
STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. CHARTERMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CHARTERMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###